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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  ------------

                               SEPTEMBER 2, 1997
                                (Date of Report)


                               TYLER CORPORATION
             (Exact name of registrant as specified in its charter)

    DELAWARE                       1-10485                       75-2303920
 (State or other              (Commission File                (I.R.S. Employer
 jurisdiction of                   Number)                   Identification No.)
incorporation or
  organization)


                             3200 SAN JACINTO TOWER
                            2121 SAN JACINTO STREET
                               DALLAS, TX  75201
                    (Address of principal executive offices)

                                 (214) 754-7800
                        (Registrant's telephone number,
                              including area code)




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ITEM 5.      OTHER EVENTS

             On August 21, 1997, Tyler Corporation ("Tyler") announced the appointment by its Board of Directors of Louis A. Waters as a Director. In addition, Richmond Partners, Ltd., a Houston-based investment partnership of which Mr. Waters is the managing general partner, will make a significant capital investment in Tyler. The investment will be in the form of a cash purchase for $3.5 million of a package of Tyler securities consisting of 2.0 million common shares and a warrant to acquire 2.0 million common shares with an exercise price of $2.50 per share.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             (c) Exhibits

                 Exhibit
                 Number                   Exhibit
                 ------                   -------
                 10.24      Purchase Agreement between Tyler Corporation,
                            Richmond Partners, Ltd. and Louis A. Waters, dated
                            August 20, 1997.

                 20         Press Release dated August 21, 1997.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TYLER CORPORATION


                                        By: /s/ DAVID P. TUSA
                                           ---------------------------
                                           David P. Tusa,
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (principal financial officer)


                                        By: /s/ SCOTT R. CREASMAN
                                           ---------------------------
                                           Scott R. Creasman,
                                           Vice President and Controller
                                           (principal accounting officer)

Date: September 2, 1997

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                                EXHIBIT INDEX

                 Exhibit
                 Number                   Exhibit
                 ------                   -------
                 10.24      Purchase Agreement between Tyler Corporation,
                            Richmond Partners, Ltd. and Louis A. Waters, dated
                            August 20, 1997.

                 20         Press Release dated August 21, 1997.